American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2005 FUND * TARGET 2010 FUND * TARGET 2015 FUND
TARGET 2020 FUND * TARGET 2025 FUND * TARGET 2030 FUND
(ADVISOR CLASS/C CLASS)

Supplement dated August 1, 2004 * Prospectus dated February 1, 2004

THE FOLLOWING REPLACES THE FIRST FOOTNOTE UNDER THE Annual Fund Operating
Expenses CHART ON PAGE 7.

    (1)  BASED ON ASSETS DURING A FUND'S MOST RECENT FISCAL YEAR. THE FUNDS HAVE
         STEPPED FEE SCHEDULES. AS A RESULT, THE FUNDS MANAGEMENT FEE RATES
         GENERALLY DECREASE AS ASSETS INCREASE AND INCREASE AS ASSETS DECREASE.

THE FOLLOWING REPLACES THE THIRD PARAGRAPH UNDER The Investment Advisor ON PAGE
15.

    For the services it provided to the funds, the advisor received a unified management fee based on a percentage of the daily net assets of each specific class of shares of the funds. The percentage rate used to calculate the management fee for each class of shares of a fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as each the fund (the "Category Fee") and (ii) the assets of all funds in the American Century family of funds (the "Complex
    Fee"). The management fee is calculated daily and paid monthly in arrears.

THE FOLLOWING REPLACES THE Complex Fee Schedule ON PAGE 16.

    COMPLEX FEE SCHEDULE
    ---------------------------------------------
                        ADVISOR CLASS   C CLASS
    COMPLEX ASSETS      FEE RATE        FEE RATE
    ---------------------------------------------
    First $2.5 billion  0.0600%         0.3100%
    ---------------------------------------------
    Next $7.5 billion   0.0500%         0.3000%
    ---------------------------------------------
    Next $15 billion    0.0485%         0.2985%
    ---------------------------------------------
    Next $25 billion    0.0470%         0.2970%
    ---------------------------------------------
    Next $25 billion    0.0370%         0.2870%
    ---------------------------------------------
    Next $25 billion    0.0300%         0.2800%
    ---------------------------------------------
    Next $25 billion    0.0200%         0.2700%
    ---------------------------------------------
    Next $25 billion    0.0150%         0.2650%
    ---------------------------------------------
    Next $25 billion    0.0100%         0.2600%
    ---------------------------------------------

SH-SPL-39173   0408

American Century Target Maturities Trust

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

TARGET 2005 FUND * TARGET 2010 FUND * TARGET 2015 FUND
TARGET 2020 FUND * TARGET 2025 FUND * TARGET 2030 FUND

Supplement dated August 1, 2004 * Statement of Additional Information dated February 1, 2004

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER Investment Advisor ON PAGE 19.

    For the services provided to the funds, the advisor receives a daily fee based on a percentage of the net assets of a fund. The annual rate at which this fee is assessed is determined daily in a multi-step process. First, each of the trust's funds is categorized according to the broad asset class in which it invests (e.g., money market, bond or equity), and the assets of the funds in each category are totaled ("Fund Category Assets"). Second, the assets are totaled for certain other accounts managed by the advisor ("Other
    Account Category Assets"). To be included, these accounts must have the same management team and investment objective as a fund in the same category with the same board of trustees as the trust. Together, the Fund Category Assets and the Other Account Category Assets comprise the "Investment Category
    Assets." The Investment Category Fee Rate is then calculated by applying a fund's Investment Category Fee Schedule to the Investment Category Assets
    and dividing the result by the Investment Category Assets.

    Finally, a separate Complex Fee Schedule is applied to the assets of all of the funds in the American Century family of funds (the "Complex Assets"), and the Complex Fee Rate is calculated based on the resulting total. The
    Investment Category Fee Rate and the Complex Fee Rate are then added to determine the Management Fee Rate payable by a class of the fund to the advisor.

    For purposes of determining the assets that comprise the Fund Category
    Assets, Other Account Category Assets and Complex Assets, the assets of registered investment companies managed by the advisor that invest primarily in the shares of other registered investment companies shall not be included.

    The schedules by which the unified management fee is determined are shown below.

THE FOLLOWING REPLACES THE Complex Fee Schedule ON PAGE 20.

    COMPLEX FEE SCHEDULE
    --------------------------------------------------
                        INVESTOR CLASS,
                        C CLASS         ADVISOR CLASS
    COMPLEX ASSETS      FEE RATE        FEE RATE
    --------------------------------------------------
    First $2.5 billion  0.3100%         0.0600%
    --------------------------------------------------
    Next $7.5 billion   0.3000%         0.0500%
    --------------------------------------------------
    Next $15 billion    0.2985%         0.0485%
    --------------------------------------------------
    Next $25 billion    0.2970%         0.0470%
    --------------------------------------------------
    Next $25 billion    0.2870%         0.0370%
    --------------------------------------------------
    Next $25 billion    0.2800%         0.0300%
    --------------------------------------------------
    Next $25 billion    0.2700%         0.0200%
    --------------------------------------------------
    Next $25 billion    0.2650%         0.0150%
    --------------------------------------------------
    Next $25 billion    0.2600%         0.0100%
    --------------------------------------------------
    Next $25 billion    0.2550%         0.0050%
    --------------------------------------------------
    Thereafter          0.2500%         0.0000%
    --------------------------------------------------

THE FOLLOWING REPLACES THE PARAGRAPH IMMEDIATELY FOLLOWING THE Complex Fee
Schedule ON PAGE 20.

    On each calendar day, each class of each fund accrues a management fee that is equal to the class's Management Fee Rate times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month.
    The fee for the previous month is the sum of the calculated daily fees for each class of a fund during the previous month.

SH-SPL-39171   0408